UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2018

Stemcell Holdings, Inc.

(Name of Small Business Issuer in its charter)

Delaware	000-55583	36-4827622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2nd Kuyo Building 2F

5-10-2 Minami Aoyama Minato-ku, Tokyo Japan

(Address of Principal Executive Offices)

Telephone: +81-3-3400-0707

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Change in the Company’s address

On June 8, 2018 Stemcell Holdings, Inc. changed the address of its principal executive offices from C/O Stemcell Co., Ltd., 5-9-15-3F, MinamiaoyamaMinato-ku, Tokyo, 107-0062, Japan to the new, and current, address of 2nd Kuyo Building 2F 5-10-2 Minami Aoyama Minato-ku, Tokyo Japan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stemcell Holdings, Inc.

Dated: June 8, 2018

By: /s/ Takaaki Matsuoka

Takaaki Matsuoka

President, CEO and Director